NOMURA ETF TRUST
(the “Trust”)

Supplement to the July 29, 2025 Statement of Additional Information (“SAI”) for each fund of the
Trust (each, a “Fund”), as supplemented

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI. Capitalized terms not otherwise defined in this Supplement have the same meaning as in the SAI.

Investment Manager Changes

Effective as of December 1, 2025, the following replaces the first six sentences of the section entitled “Who manages the Fund – Investment manager”:

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Nomura ETF Trust Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. Employees of the Manager’s affiliates outside the US participate in the management of certain Funds as “associated persons” of DMC under DMC’s oversight, in accordance with SEC guidance as to “participating affiliate” arrangements. These associated persons may, on behalf of DMC, provide discretionary investment management services, trading, research and related services directly or indirectly to the Funds.

The Manager is a series of the Nomura Investment Management Business Trust (NIMBT), a Delaware statutory trust, which is a subsidiary of, and subject to the ultimate control of, Nomura Holdings, Inc., a publicly traded Japanese company. The Manager is part of Nomura Asset Management. Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients.

Trustee and Officer Changes

•	Effective as of the close of business on September 30, 2025, Thomas F. Flannery resigned as a member of the Board of Trustees of the Trust (the “Board”) and Chair of the Audit Committee. In connection with Mr. Flannery’s resignation, the Board has appointed Brian A. Swain, a Trustee and member of the Audit Committee, to serve as Audit Committee Chair.

•	Effective as of the close of business on October 15, 2025, John Leonard retired as a member of the Board and President and Chief Executive Officer of the Trust. In connection with Mr. Leonard’s retirement, the Board has appointed Anthony Caruso, Managing Director and Head of ETF Strategy for Nomura Asset Management, to serve as President and Chief Executive Officer of the Trust.

Messrs. Flannery and Leonard served with distinction as Trustees since the inception of the Trust in 2023.

Effective as of the close of business on September 30, 2025, all references to Thomas F. Flannery are removed. In addition, the third sentence of the section entitled “Management of the Trust – Board Leadership Structure – Audit Committee” is revised as follows:

The Trust’s Audit Committee consists of the Trust’s Independent Trustees: Brian A. Swain, Chair, and Beata Kirr.

Effective as of the close of business on October 15, 2025:

•	All references to John Leonard are removed.
•	The following row is added to the “Officers” table in the section entitled “Management of the Trust – Trustees and officers”:

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Anthony Caruso 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 1992	President/Chief Executive Officer	Since October 2025	Managing Director and Head of ETF Strategy, Nomura Asset Management,[1] since September 2023. ETF Investment Strategist, Co-Head of Product Specialists and Vice President, Dimensional Fund Advisors, 2021-2023. Vice President, J.P. Morgan, 2017-2021.

•	The first sentence of the section entitled “Management of the Trust – Size and Composition of Board” is revised as follows:

The Board is currently comprised of two Trustees, both of whom are Independent Trustees.

Trust Website Change

Effective as of December 1, 2025, all references to etf.macquarie.com as the Trust website are hereby replaced with the following:

global.nomuraassetmanagement.com/investments/etf

Nomura Energy Transition ETF Portfolio Management Change

As disclosed in a prior supplement to the Nomura Energy Transition ETF’s prospectus, on October 1, 2025 (“Effective Date”), Barry Klein was added as a portfolio manager of the Nomura Energy Transition ETF (the “Fund”).

As of the Effective Date, the following information as of October 31, 2025 replaces the rows referencing Barry Klein in the “Other Accounts Managed” table in the section entitled “Portfolio Managers”:

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Barry Klein
Registered Investment Companies	3	$115.0 million	0	$0
Other Pooled Investment Vehicles	7	$919.6 million	0	$0
Other Accounts	11	$1.6 billion	0	$0

As of the Effective Date, the following replaces in its entirety the section entitled “Portfolio Managers – Compensation Structure – Bonus — Frishberg, Klein”:

Bonus — Frishberg, Klein. Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in February/March and takes effect from April 1 of that year. Aggregate staff profit share is linked to Nomura’s profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Nomura operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. Compensation is not directly based on the pre or post tax performance of the Funds over a certain period. However, performance of the Funds may be one factor taken into account in determining compensation.

As of the Effective Date, the following information as of October 31, 2025 is added to the tables in the section entitled “Portfolio Managers – Ownership of Securities”:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned
Barry Klein	Nomura Global Listed Infrastructure ETF	$1-$10,000

Portfolio Manager	Fund	Dollar Range of Hypothetical Exposure to Fund Shares
Barry Klein	Nomura Global Listed Infrastructure ETF	$10,001-$50,000

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Please keep this Supplement for future reference.

This Supplement is dated December 12, 2025.